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                                                                   Exhibit 10.45


                 AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY

                  Each of the undersigned hereby acknowledges receipt of a copy of the Second Amended and Restated Credit Agreement (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") dated as of June 17, 2003 by and among Tesoro Petroleum Corporation (the "Borrower"), the financial institutions from time to time party thereto as Lenders (the "Lenders") and Bank One, NA, as Administrative Agent (the "Administrative Agent"). Capitalized terms used in this Affirmation of Security Agreement and Guaranty and not defined herein shall have the meanings given to them in the Credit Agreement.

                  Each of the undersigned affirms the terms and conditions of the Security Agreement, the Guaranty and any other Loan Document executed by it and acknowledges and agrees that each of the Security Agreement, the Guaranty, and each other applicable Loan Document executed by the it in connection with the Prior Credit Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. Each reference to the "Credit Agreement" contained in the above-referenced documents shall be a reference to the Credit Agreement as the same may from time to time hereafter be amended, modified, supplemented or restated.

Dated:  June 17, 2003

DIGICOMP, INC.                         TESORO FINANCIAL SERVICES HOLDING COMPANY
TESORO AVIATION COMPANY                VICTORY FINANCE COMPANY
TESORO ALASKA COMPANY                  FAR EAST MARITIME COMPANY
TESORO REFINING AND MARKETING COMPANY  GOLD STAR MARITIME COMPANY
TESORO MARINE SERVICES HOLDING
COMPANY                                By: /s/ G. SCOTT SPENDLOVE
TESORO MARINE SERVICES, LLC            --------------------------
TESORO MARITIME COMPANY                Name: G. Scott Spendlove
TESORO NORTHSHORE COMPANY              Title: Attorney-in-Fact
TESORO PETROLEUM COMPANIES, INC.
                                       TESORO HAWAII CORPORATION
                                       SMILEY'S SUPER SERVICE, INC.
By: /s/ GREGORY A. WRIGHT
-------------------------
Name:  Gregory A. Wright
Title: Senior Vice President and       By: /s/ GREGORY A. WRIGHT
       Chief Financial Officer         -------------------------
                                       Name:  Gregory A. Wright
                                       Title: Senior Vice President,
                                              Chief Financial Officer
TESORO TECHNOLOGY COMPANY                     and Treasurer
TESORO TRADING COMPANY
TESORO VOSTOK COMPANY
TESORO WASATCH, LLC
TESORO GAS RESOURCES COMPANY, INC.

By: /s/ G. SCOTT SPENDLOVE
--------------------------
Name:  G. Scott Spendlove
Title: Vice President, Finance
       and Treasurer


                 AFFIRMATION OF SECURITY AGREEMENT AND GUARANTY
                              AS OF JUNE 17, 2003
                                 SIGNATURE PAGE